EXHIBIT 10(c)








                                                            April 28, 1997



      Great-West Life & Annuity Insurance Company
      8515 East Orchard Road
      Englewood, Colorado  80111



      Re:   FutureFunds Series Account


      Gentlemen:

            I hereby consent to the use of my name under the caption "Legal Matters" in the Prospectus for FutureFunds Series Account contained in Post-Effective Amendment No. 23 to the Registration Statement on Form
   N-4
      (File No. 2-89550) filed by Great-West Life & Annuity Insurance Company and
      FutureFunds Series Account with the Securities and Exchange Commission under the Securities Act of 1933, the Investment Company Act of 1940 and the amendments thereto.

                                                Sincerely,

                                                /s/ Ruth B. Lurie

                                                Ruth B. Lurie
                                                Vice President, Counsel
                                                and Associate Secretary
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